Notes Payable and Long-Term Debt	12 Months Ended
Dec. 31, 2017
Notes Payable and Long-term Debt
Notes Payable and Long-Term Debt

Note 7 - Notes Payable and Long-Term Debt

Notes payable under uncommitted credit lines was $162 million and $121 million at December 31, 2017 and 2016, respectively. Of the $162 million outstanding at December 31, 2017,  $115 million related to foreign subsidiaries, with $72 million denominated in South African rand, $30 million denominated in Argentine pesos and $5 million denominated in Zambian kwacha. The weighted average interest rate for outstanding notes payable was 10.48% and 14.88% at December 31, 2017 and 2016, respectively. As of December 31, 2017, Seaboard had uncommitted lines of credit totaling $377 million, of which $327 million related to foreign subsidiaries. The notes payable under the credit lines are unsecured and do not require compensating balances. Facility fees on these agreements are not material.

Seaboard has a $100 million committed line of credit with Wells Fargo Bank, National Association (“Wells Fargo”) that matures on September 28, 2018. Interest is computed at LIBOR plus 0.50%, and Seaboard incurs an unused commitment fee of 0.09% per annum. This line of credit is secured by certain short-term investments. The line of credit is subject to standard representations and covenants. There was no outstanding balance as of December 31, 2017. At December 31, 2017, Seaboard’s borrowing capacity under its uncommitted and committed lines of credit was reduced by $162 million drawn and $3 million of letters of credit.

The following table is a summary of long-term debt at the end of each year:

	December 31,
(Millions of dollars)	2017	2016
Term Loan due 2022	$484	$497
Foreign subsidiary obligations due 2018 through 2023	52	20
Total long-term debt at face value	536	517
Current maturities of long-term debt and unamortized discount	(54)	(18)
Long-term debt, less current maturities and unamortized discount	$482	$499

Seaboard entered into a Term Loan Credit Agreement dated December 4, 2015 (“Credit Agreement”) with CoBank, ACB, Farm Credit Services of America, PCA, and the lenders party thereto, pursuant to which Seaboard Foods obtained a $500 million unsecured term loan (“Term Loan”). Seaboard received proceeds of $499 million, net of a $1 million discount, which will be amortized to interest expense using the effective interest method. Seaboard has guaranteed all obligations of Seaboard Foods under the Term Loan. The Term Loan provides for quarterly payments of the principal balance pursuant to the amortization schedule included in the Credit Agreement, with the balance due on the maturity date, December 4, 2022. The Term Loan bears interest at fluctuating rates based on various margins over a base rate (defined as the highest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% per annum, or (c) an adjusted LIBOR rate for an interest period of one month on such day plus 1.00% per annum) or LIBOR, at the option of Seaboard Foods. The interest rate was 3.20% and 2.40% at December 31, 2017 and 2016, respectively.

The Term Loan requires, among other terms, the maintenance of certain ratios involving a maximum debt to capitalization ratio, which shall not exceed 50% at the end of any fiscal quarter, and minimum tangible net worth, as defined, of not less than $2 billion plus 25% of cumulative consolidated net income. The Term Loan also includes restrictions of certain subsidiaries to grant liens on assets, incur indebtedness over 15% of consolidated tangible net worth, make certain acquisitions, investments and asset dispositions in excess of specified amounts, and limits aggregate dividend payments to $25 million per year under certain circumstances. Seaboard was in compliance with all restrictive debt covenants relating to this agreement as of December 31, 2017.

Foreign subsidiary debt is primarily denominated in Argentine pesos, and most interest rates on such obligations are variable. The weighted average interest rate was 21.80% and 22.39% at December 31, 2017 and 2016, respectively. All of the foreign subsidiary debt is guaranteed by Seaboard, except $5 million is secured by property, plant and equipment. During the third quarter of 2017, Seaboard’s Sugar segment refinanced certain notes payable with a short-term loan denominated in Argentine pesos valued at approximately $32 million as of December 31, 2017. The short-term loan incurs a fixed rate of interest of 23% until its maturity on February 7, 2018.

The aggregate minimum principal payments required on long-term debt at December 31, 2017 are as follows: $53 million in 2018, $34 million in 2019, $43 million in 2020, $39 million in 2021, $366 million in 2022 and $1 million thereafter.